EX-3.(b)
                               CONSENT OF COUNSEL

      I hereby consent to the reference to my name under the heading "Legal Opinion" in the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for The Guardian Separate Account K and to the filing of this consent as an exhibit thereto.


                                    By /s/ Richard T. Potter, Jr.
                                      ----------------------------------
                                           Richard T. Potter, Jr.
                                      Vice President and Equity Counsel

New York, New York
November 25, 1997